UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2013 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On July 26, 2013, athenahealth, Inc. (the “Company”) filed a Current Report on Form 8-K/A (“Amendment No. 1”), amending its Current Report on Form 8-K originally filed on May 16, 2013 (the “Original Report”), to include the historical financial statements of the real estate commonly known as the Arsenal on the Charles, located in Watertown, Massachusetts (the “Property”) required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b). The Company is filing this Amendment No. 2 to the Original Report to include the unaudited pro forma statement of estimated taxable operating results and cash to be made available by operations for the year ended December 31, 2012. No other changes have been made to the Original Report or Amendment No.1. The information herein should be read in conjunction with the Original Report and Amendment No. 1 that were previously filed and are subject to the same assumptions and qualifications.

Item 9.01	Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The unaudited pro forma statement of estimated taxable operating results and cash to be made available by operations for the year ended December 31, 2012, is included as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description
99.4	The Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
September 20, 2013	/s/ Timothy M. Adams
Timothy M. Adams
SVP and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.4	The Unaudited Pro Forma Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2012.